LOAN AGREEMENT AND BORROWER'S CERTIFICATION

This Loan Agreement and Borrower's Certification ("Agreement") is made on 04/20/2020 by SONIC FOUNDRY, INC. , with an address of 222 West Washington Ave, Ste 100, Madison, WI 53703 ("Borrower") for the benefit of First Business Bank, with an address of 401 Charmany Drive, Madison, WI 53719 ("Lender"), in order to induce Lender to make a loan (the "Loan") for the amount and under the terms stated in the Promissory Note (the "Note") issued pursuant to the terms of the Paycheck Protection Program ("Paycheck Protection Program") under Division A, Title I of the Coronavirus, Aid, Relief, and Economic Security Act enacted March 27, 2020 ("CARES Act") as implemented by the U.S. Small Business Administration ("SBA").

A. Borrower hereby certifies and represents that:

i. (a) Borrower (1) is an independent contractor, eligible self-employed individual, or sole proprietor, or (2) meets the definition of a small business concern under Section 3 of the Small Business Act (15 U.S.C. 632), or (3) is a qualifying tax-exempt nonprofit organization described in Section 501(c)(3) of the Internal Revenue Code, or (4) is a tax-exempt veterans organization described in Section 501(c)(19) of the Internal Revenue Code, or (5) is a Tribal business concern described in Section 31(b)(2)(C) of the Small Business Act; and

(b) Borrower (1) employs no more than 500 employees whose principal place of residence is in the United States, or (2) meets the SBA employee-based or revenue-based size standards established by the SBA in 13 C.F.R. 121.201 for the Borrower's industry, or (3) is a business with a NAICS code beginning with 72 that does not employ more than 500 employees per location, or (4) meets the SBA's alternative size standard under Section 3 of the Small Business Act (15 U.S.C. 632).

ii. The Borrower or any owner of Borrower is not presently suspended, debarred, proposed for debarment, declared ineligible, voluntarily excluded from participation in this transaction by any Federal department or agency, or presently involved in any bankruptcy.

iii. The Borrower, any owner of Borrower or any business owned or controlled by either of them, has not obtained a direct or guaranteed loan from SBA or any other Federal agency that is currently delinquent or has defaulted within the last seven (7) years and caused a loss to the government.

iv. The Borrower (if an individual) or any individual owning 20% or more of the equity of the Borrower is not (a) subject to an indictment, criminal information, arraignment, or other means by which formal criminal charges are brought in any jurisdiction, (b) presently incarcerated, or (c) on probation or parole.

v. Within the last five (5) years, the Borrower (if an individual) or any individual owning 20% or more of the equity of the Borrower has not (a) been convicted of a felony; (b) pleaded guilty to a felony; (c) pleaded nolo contendere to a felony; (d) been placed on pretrial diversion for a felony; or (e) been placed on any form of parole or probation (including probation before judgment) for felony charges.

vi. The Borrower is not a household employer (e.g. an individual who employs household employees such as nannies or housekeepers).

vii. All documents submitted to Lender, including without limitation, payroll processor records, payroll tax filings, Form 1099-MISC, or bank records, are true and correct.

viii. The United States is the principal place of residence for all employees of the Borrower included in the Borrower's payroll calculation submitted to Lender.

ix. If the Borrower operates a franchise business, such franchise is listed on the SBA Franchise Directory.

x. The Borrower was in operation on February 15, 2020 and had employees for whom it paid salaries and payroll taxes or paid independent contractors, as reported on Form(s) 1099-MISC.

xi. Current economic uncertainty makes this Loan request necessary to support the ongoing operations of the Borrower.

xii. The Borrower does not operate an ineligible business under the CARES Act and any implementing rules, 13 CFR 120.110 and described further in SBA's Standard Operating Procedure 50 10, Subpart B, Chapter 2, including without limitation the following:

a. Businesses engaged in lending,
b. Passive businesses,
c. Life insurance companies,
d. Business located in a foreign country or owned by undocumented aliens,
e. Businesses selling through a pyramid plan,
f. Businesses engaged in legal gambling activities,
g. Businesses engaged in any illegal activity under federal, state or local law or any activity that can reasonably be determined to support any activity that is illegal under federal, state or local law,
h. Businesses which restrict patronage,
i. Government-owned entities,
j. Businesses engaged in SBA loan packaging,
k. Business in which Lender or associates hold an equity interest,
l. Businesses providing prurient sexual material,
m. Businesses primarily engaged in political or lobbying activities, or
n. Speculative businesses.

xiii. If Borrower claims an exemption from SBA affiliation rules or SBA eligibility rules applicable to loans made under the Paycheck Protection Program, the Borrower hereby acknowledges and agrees that it has made a reasonable, good faith determination that the Borrower qualifies under any implementing rules, regulations and guidance under the CARES Act, Paycheck Protection Program, the applicable SBA size standards and affiliation rules and all other SBA Loan Program Requirements (as defined by SBA) as may be applicable to loans made under the Paycheck Protection Program.

xiv. The agent disclosed on the SBA Form 159, if any, which has or shall be executed by Borrower is the only agent involved in the Loan transaction.

xv. The undersigned officer of the Borrower is duly authorized to execute and deliver this Agreement, the Note and all other documents executed in connection therewith (the "Loan Documents"), and the performance by the Borrower of the transactions herein contemplated are and will be within its powers, have been duly authorized by all necessary entity action, and are not and will not be in contravention of any order of court or other agency of government, of law or, if applicable, its organizing or governing documents, or any indenture, agreement or undertaking to which it is a party or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.

xvi. The Borrower has disclosed its ownership, and the ownership of all of its 20% or more owners, in any other business, and/or any common management by such parties with, any other business.

xvii. This Agreement and any other instrument, document or agreement executed and delivered by Borrower in connection herewith will be valid, binding and enforceable in accordance with its terms.

B. The Borrower hereby certifies and agrees that:

i. Borrower shall comply with any additional terms and conditions arising out of any Loan authorization issued by Lender or SBA in connection with the Loan. If so issued, Borrower hereby acknowledges receipt of the Loan authorization.

ii. Borrower acknowledges that if Borrower defaults on the Loan, SBA may be required to pay Lender under the SBA guarantee, and SBA may then seek recovery on the Loan from Borrower (to the extent any balance remains after loan forgiveness).

iii. Borrower will keep books and records in a manner satisfactory to Lender, furnish financial statements as requested by Lender, and allow Lender and SBA to inspect and audit books, records and papers relating to Borrower's financial or business condition.

iv. Borrower will not, without Lender's consent, change its ownership structure, make any distribution of company assets that would adversely affect its financial condition, or transfer (including pledging) or dispose of any assets, except in the ordinary course of business.

v. The proceeds of the Loan will be used to (a) retain workers and maintain payroll and/or (b) make mortgage interest payments, lease payments, and utility payments, and for no other purpose(s) whatsoever. Borrower understands that if the funds are knowingly used for unauthorized purposes, the federal government may hold the undersigned legally liable, such as for charges of fraud.

vi. Documentation verifying the number of full-time equivalent employees on payroll as well as the dollar amounts of payroll costs, covered mortgage interest payments, covered rent payments, and covered utilities for the eight week period following this Loan will be promptly provided to the Lender.

vii. Borrower may apply for forgiveness of the Loan in the amount equal to the sum of documented payroll costs, covered mortgage interest payments, covered rent payments, and covered utilities provided, that Borrower uses the proceeds as required and complies with the requirements for forgiveness as provided under the Paycheck Protection Program. Borrower acknowledges that no more than 25% of the Loan proceeds may be used for non-payroll costs in order for such Loan proceeds to be eligible for forgiveness.

viii. During the period beginning on February 15, 2020 and ending on December 31, 2020, the Borrower has not and will not receive another loan under the Paycheck Protection Program.

ix. All other certifications set forth in the Paycheck Protection Program Borrower Application Form, SBA Form 2483, as may have been amended and as submitted by Borrower to Lender are incorporated herein by reference, are true and correct, and are hereby reaffirmed to Lender and ratified by Borrower as if set forth at length.

x. Borrower shall execute and deliver such additional documents or deliver any other data, reports, statements and information (financial or otherwise), as Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement.

xi. Borrower, for and in consideration of the approval, closing and funding of the Loan, hereby grant(s) to Lender a LIMITED POWER OF ATTORNEY to correct documents containing typographical or clerical errors discovered in any or all of the Loan Documents, including, but not limited to: (a) Errors with the Borrower's name including, but not limited to wrong or misspelled names; and (b) errors related to the date of documents, including wrong or incomplete dates. In the event the Limited Power of Attorney granted pursuant to this section is exercised, Lender will notify the Borrower and will provide a copy of the document(s) corrected on their behalf. The Power of Attorney granted herein is limited to the rights set forth herein and may not be used to

increase the interest rate of the Loan, alter the term of the Loan, increase the outstanding principal balance of the Loan or increase the monthly principal and interest payment under the Loan. The Borrower acknowledge(s) that the grant of the Limited Power of Attorney set forth herein is in exchange for good and valuable consideration and is intended to be coupled with an interest, and the undersigned do(es) hereby make and declare this Limited Power of Attorney to be irrevocable by the undersigned, or otherwise, renouncing all right to revoke this power or to appoint any other person to perform any of the acts enumerated herein.

C. Borrower acknowledges and agrees that the Loan may not be fully disbursed on the date hereof. For all disbursements of Loan funds made, or to be made, after the date hereof, to Borrower, or on Borrower's behalf, in either a lump sum or on a multiple advance basis under the terms and conditions of the Note and this Agreement (each an "Advance"), Borrower agrees as follows:

i. Each request for an Advance shall be in writing and in form and substance approved by Lender in its reasonable discretion, and supported by such evidence as Lender may reasonably require. Each request for an Advance shall be deemed a certification by Borrower that as of the date of such application, all representations and warranties contained in the this Agreement and all other Loan Documents are true and correct, and that Borrower is in compliance with all of the provisions of the Loan Documents.

ii. At the sole option of Lender, Advances may be paid in the name of Borrower and/or party as designated by Borrower. This power shall be deemed coupled with an interest, shall be irrevocable, and shall survive an event of default under the Loan Documents.

D. Borrower hereby authorizes Lender to disburse the proceeds of the Loan to its deposit account maintained by the Borrower with the Lender, if any (the "Deposit Account") or as otherwise agreed to in writing between Borrower and Lender. On the date that any principal of, or interest on, the Loan, or of any fees, expenses or charges payable are due, unless otherwise agreed to in writing between the parties, Borrower authorizes Lender to debit Deposit Account on such due date in an amount equal to such unpaid principal, interest, fee, expense or charge, as applicable; provided that Lender shall be under no obligation to debit such Deposit Account.

E. The undersigned further certifies that the information provided in this Agreement and the information provided in all supporting documents and forms is true and accurate in all material respects. The undersigned understands that knowingly making a false statement to obtain a guaranteed loan from SBA is punishable under the law, including under 18 USC 1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 USC 645 by imprisonment of not more than two years and/or a fine of not more than $5,000; and, if submitted to a federally insured institution, under 18 USC 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.

F. The undersigned acknowledges that the Lender will confirm the eligible Loan amount using required documents submitted. The undersigned understands, acknowledges and agrees that the Lender can share any tax information that has been provided with SBA's authorized representatives, including authorized representatives of the SBA Office of Inspector General, for the purpose of compliance with SBA Loan Program Requirements (as defined by SBA) and all SBA reviews.

G. Borrower and Lender each, on behalf of itself and its successors and assigns, WAIVES to the fullest extent permitted by law all right to TRIAL BY JURY of any and all claims between them arising under this Agreement, the Note or any other Loan Documents, and any and all claims arising under common law or under any statute of any state or the United States of America, whether any such claims be now existing or hereafter arising, now known or unknown. In making this waiver Borrower and Lender acknowledge and agree that any and all claims made by Lender and all claims made against Lender shall be heard by a judge of a court of proper jurisdiction, and shall not be heard by a jury. Lender and Borrower acknowledge and agree that THIS WAIVER OF TRIAL BY JURY IS A MATERIAL ELEMENT OF THE CONSIDERATION FOR THIS TRANSACTION. Lender and Borrower, with advice of counsel, each acknowledges that it is knowingly and voluntarily waiving a legal right by agreeing to this waiver

provision.

H. Lender is required by the Debt Collection Improvement Act of 1996 and by the SBA to comply with the provisions of 31 U.S.C. §3711 and report information relating to the extension of the Loan to consumer or commercial reporting agencies or bureaus, as appropriate (the "Reporting Agencies"). The Borrower acknowledges this requirement and further, by execution of this Agreement, agrees that the Lender may in the future report further information concerning the Loan, including delinquent payments, other Loan defaults, or charge offs to Reporting Agencies. This information may be reflected in reports issued by Reporting Agencies. Further, Borrower acknowledges and agrees that if the Borrower defaults on the SBA-guaranteed Loan and SBA suffers a loss Lender is required to report any Loan charge offs to the Department of Treasury's delinquent debtor databases, including without limitation, to the Credit Alert Interactive Voice Response System ("CAIVRS") and Debt Check.

I. This written Agreement represents the final agreement between the Borrower and Lender and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

J. No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by another written agreement subscribed by duly authorized officers of Borrower and Lender.

K. This Agreement shall be binding upon and inure to the benefit of Lender, Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights hereunder without the prior written consent of Lender.

L. Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107 56), Lender is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the USA Patriot Act.

M. To the fullest extent permitted by applicable law, Borrower shall not assert, and hereby waives any claim against Lender, on any theory of liability, for special, indirect, consequential or punitive damages (but excluding direct or actual damages) arising out of, in connection with or as a result of, this Agreement, any related Loan Documents, the transactions contemplated hereby or thereby or any Loan or the use of the proceeds. However, in no event shall Lender be liable for any damages that exceed, in the aggregate, an amount equal to the sum of the interest actually paid to Lender under this Agreement during the twelve (12) month period immediately preceding the event giving rise to the claim at issue.

N. If any provision of this Agreement is determined to be invalid, illegal, or unenforceable, it shall not affect the enforceability of any other provision of this Agreement. Rather, the invalid, illegal, or unenforceable provision shall be modified to the extent necessary so that it is valid, legal, and enforceable.

O. A signed copy of this Agreement or any other Loan Documents transmitted by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original executed copy of such Loan Document for all purposes. Any party providing an electronic signature agrees to promptly execute and deliver to Lender an original signed copy of such Loan Document upon request.

P. To the extent not prohibited by the CARES Act and any implementing rules, Borrower shall reimburse Lender for all of its out-of-pocket expenses including, without limitation, reasonable counsel fees and expenses, incident to the enforcement of any provision of the Loan Documents.

Q. To the extent not prohibited by the CARES Act and any implementing rules, in the event the Loan is no longer subject to the benefits of the Paycheck Protection Program, or if as a result of the Borrower's failure to comply with the certifications, representations and warranties of this Agreement or if as a result of the Borrower's action or inaction any portion of the Loan is not forgiven pursuant to the Paycheck Protection Program; then the obligations, liabilities and indebtedness evidenced by the Loan Documents shall be and continuously remain cross-defaulted, cross-collateralized and guaranteed to the fullest extent permitted by

applicable law with any and all other existing or future obligations, liabilities and indebtedness of Borrower to Lender.

R. Borrower agrees to indemnify Lender and hereby holds Lender harmless against any and all claims, actions, suits, proceedings, costs, expenses, brokerage or other fees, including reasonable attorneys' fees, losses, damages and liabilities of any kind, including in tort, penalties and interest, which Lender may incur in any manner other than Lender's own gross negligence or willful misconduct, by reason of any matter relating, directly or indirectly, to the Loan and the Loan Documents, including, but in no way limited to, without limitation, the calculation of the maximum Loan amount or the amount of the Loan that qualifies as eligible for forgiveness.

[Signature Page to Follow]

IN WITNESS WHEREOF the undersigned have caused this Loan Agreement and Borrower's Certification to be executed as of the date first set forth herein.

Borrower: SONIC FOUNDRY, INC.

By: DocuSigned by: Kelsy Boyd

Name: Kelsy Boyd

Title: Senior Vice President

By: ______________________________

Name: ______________________________

Title: ______________________________

SBA Paycheck Protection Program

PROMISSORY NOTE

SBA Loan #	70566071-07
Date	04/20/2020
Loan Amount	$ 2,314,815.00
Interest Rate	1.00% fixed
Borrower	SONIC FOUNDRY, INC.
Lender	First Business Bank

1. PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the principal amount referenced above, interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS:

"CARES Act" means the Coronavirus Aid, Relief, and Economic Security Act enacted March 27, 2020.

"Loan" means the loan evidenced by this Note.

"Loan Documents" means the documents related to this loan signed by Borrower.

"Paycheck Protection Program" means the Paycheck Protection Program under Section 7(a)(36) of the Small Business Act of 1953, as amended.

"SBA" means the Small Business Administration, an Agency of the United States of America.

If Borrower is resident of Virginia:

IMPORTANT NOTICE
THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

3. PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

Initial Deferment Period:No payments are due on this loan for 6 months from the date of first disbursement of this loan. Interest will continue to accrue during the deferment period.

Loan Forgiveness: Borrower may apply for forgiveness of the amount due on this loan in an amount equal to the sum of the following costs incurred by Borrower during the 8-week period beginning on the date of first disbursement of this loan:

a. Payroll costs
b. Any payment of interest on a covered mortgage obligation (which shall not include any prepayment of or payment of principal on a covered mortgage obligation)
c. Any payment on a covered rent obligation
d. Any covered utility payment

The amount of loan forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the Paycheck Protection Program, including the provisions of Section 1106 of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) (P.L. 116-136). Not more than 25% of the amount forgiven can be attributable to non-payroll costs. In the event Borrower has received an EIDL advance, such amount shall be subtracted from the loan forgiveness amount.

Maturity: This Note will mature two years from date of first disbursement of this loan.

Repayment Terms: The interest rate on this Note is one percent per year. The interest rate is fixed and will not be changed during the life of the loan.

Borrower must pay monthly principal and interest payments on the outstanding principal balance of the Loan amortized over the term of the Loan, unless otherwise forgiven in whole or part in accordance with the CARES Act as described above, beginning seven months from the month this Note is dated until Maturity. Payments of principal and interest must be made on such date as designated by the Lender in the months they are due. Any Loan balance remaining following forgiveness by the SBA (as described above) will be fully reamortized over the remaining term of the Loan. The entire principal balance remaining unpaid, along with all accrued and unpaid interest, shall be due and payable at Maturity.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

Loan Prepayment: Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note at any time without penalty. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: a. Give Lender written notice; b. Pay all accrued interest; and c. If the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date lender received the notice, less any interest accrued during the 21 days and paid under b. of this paragraph. If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice.

Non-Recourse. Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non-payment of the loan, except to the extent that such shareholder, member or partner uses the loan proceeds for an unauthorized purpose or otherwise fails to comply with the requirements of the Paycheck Protection Program.

4. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower:

A. Fails to do anything required by this Note and other Loan Documents;

B. Defaults on any other loan with Lender;

C. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

D. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

E. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;

F. Fails to pay any taxes when due;

G. Becomes the subject of a proceeding under any bankruptcy or insolvency law;

H. Has a receiver or liquidator appointed for any part of their business or property;

I. Makes an assignment for the benefit of creditors;

J. Except as provided in the CARES Act, has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;

K. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or

L. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

5. LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A. Require immediate payment of all amounts owing under this Note;

B. Collect all amounts owing from any Borrower; or

C. File suit and obtain judgment.

6. LENDER'S GENERAL POWERS:

Without notice and without Borrower's consent, Lender may:

A. Incur expenses to collect amounts due under this Note and enforce the terms of this Note or any other Loan Document. Among other things, the expenses may include payments for prior liens, insurance, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance; and

B. Release anyone obligated to pay this Note;

7. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8. SUCCESSORS AND ASSIGNS:

Under this Note, Borrower includes its successors and assigns, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS:

A. All individuals and entities signing this Note are jointly and severally liable.

B. Borrower waives all suretyship defenses.

C. Borrower must sign all documents necessary at any time to comply with the Loan Documents.

D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F. If any part of this Note is unenforceable, all other parts remain in effect.

G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor.

10. STATE-SPECIFIC PROVISIONS:

If Borrower is resident of Delaware, Pennsylvania, or Maryland or Ohio:

CONFESSION OF JUDGMENT. THE UNDERSIGNED HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED FOR THE UNPAID AMOUNT OF THIS NOTE AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN (WITH OR WITHOUT ACCELERATION OF MATURITY), PLUS ATTORNEYS' FEES OF TEN PERCENT (10%) OF THE TOTAL INDEBTEDNESS OR FIVE THOUSAND DOLLARS ($5,000.00), WHICHEVER IS THE LARGER AMOUNT FOR THE COLLECTION, WHICH BORROWER AND LENDER AGREE IS REASONABLE, PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL. THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS LENDER MAY ELECT UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL. THE UNDERSIGNED HEREBY WAIVES AND RELEASES ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH THE UNDERSIGNED MIGHT HAVE AGAINST ANY ATTORNEY ACTING UNDER THE TERMS OF AUTHORITY WHICH THE UNDERSIGNED HAS GRANTED HEREIN ARISING OUT OF OR CONNECTED WITH THE CONFESSION OF JUDGMENT HEREUNDER.

If Borrower is resident of Virginia:

CONFESSION OF JUDGMENT. IN THE EVENT OF ANY DEFAULT UNDER THIS INSTRUMENT, INCLUDING, BUT NOT LIMITED TO ANY PAYMENT UNDER THIS INSTRUMENT NOT BEING PAID WHEN DUE, WHETHER AT MATURITY, BY ACCELERATION OR OTHERWISE, BORROWER HEREBY IRREVOCABLY APPOINTS AND CONSTITUTES DAWN DIBENEDETTO WHOSE ADDRESS IS 400 N 8TH STREET, SUITE 1150, RICHMOND, VA 23219, BORROWER'S DULY CONSTITUTED ATTORNEY-IN-FACT TO APPEAR IN THE CLERK'S OFFICE OF THE CIRCUIT COURT FOR THE CITY OF RICHMOND, VIRGINIA, OR IN ANY OTHER COURT OF COMPETENT JURISDICTION, AND TO CONFESS JUDGMENT PURSUANT TO THE PROVISIONS OF SECTION 8.01-432 OF THE CODE OF VIRGINIA OF 1950, AS AMENDED, AGAINST BORROWER FOR ALL PRINCIPAL AND INTEREST AND

ANY OTHER AMOUNTS DUE AND PAYABLE UNDER THIS INSTRUMENT AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF THE LENDER SETTING FORTH THE AMOUNT THEN DUE, TOGETHER WITH ATTORNEY'S FEES AND COLLECTION FEES AS PROVIDED IN THIS INSTRUMENT (TO THE EXTENT PERMITTED BY LAW). THIS POWER OF ATTORNEY IS COUPLED WITH AN INTEREST AND MAY NOT BE TERMINATED BY BORROWER AND SHALL NOT BE REVOKED OR TERMINATED BY BORROWER AND SHALL NOT BE REVOKED OR TERMINATED BY BORROWER'S DEATH, DISABILITY OR DISSOLUTION. IF A COPY OF THE INSTRUMENT, VERIFIED BY AFFIDAVIT, SHALL HAVE BEEN FILED IN THE ABOVE CLERK'S OFFICE, IT WILL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. BORROWER RELEASES ALL ERRORS AND WAIVES ALL RIGHTS OF APPEAL, STAY OF EXECUTION, AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT. BORROWER SHALL, UPON LENDER'S REQUEST, NAME SUCH ADDITIONAL OR ALTERNATIVE PERSON(S) DESIGNATED BY LENDER AS BORROWER'S DULY CONSTITUTED ATTORNEY(S)-IN-FACT TO CONFESS JUDGMENT AGAINST THE BORROWER. NO SINGLE EXERCISE OF THE POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER AND NO JUDGMENT AGAINST FEWER THEN ALL THE PERSONS CONSTITUTING THE BORROWER SHALL BAR SUBSEQUENT ACTION OR JUDGMENT AGAINST ANY ONE OR MORE OF SUCH PERSONS AGAINST WHOM JUDGMENT HAS NOT BEEN OBTAINED IN THIS INSTRUMENT.

If Borrower is resident of Wisconsin:

Each Borrower who is married represents that this obligation is incurred in the interest of his or her marriage or family.

If Borrower is resident of Missouri:

Oral or unexecuted agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you, the Borrower(s), and us, the Lender, from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

If Borrower is resident of Illinois:

BORROWER AGREES THAT BORROWER, THIS NOTE AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH, REGARDLESS OF THE CHOICE OF LAW MADE BY LENDER/HOLDER, SHALL BE GOVERNED BY THE PROVISIONS OF THE CREDIT AGREEMENTS ACT (AS ENACTED BY AND INTERPRETED IN THE STATE OF ILLINOIS) (815 ILCS 160 ET. SEQ.) AND AS THAT ACT MAY BE AMENDED FROM TIME TO TIME.

If Borrower is resident of Oregon:

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BORROWER/US CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY GRANTOR'S/BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BORROWER/US TO BE ENFORCEABLE.

If Borrower is resident of Washington:

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Notwithstanding anything contained herein to the contrary, in the event that any terms in this Note conflict with any provisions in the CARES Act's Paycheck Protection Program, the parties shall be bound by the CARES Act and any implementing rules and regulations promulgated in connection therewith.

If Borrower is resident of Ohio:

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE

11. BORROWER'S NAME(S) AND SIGNATURE(S):

The undersigned represents that any individual signing this Note is duly authorized to sign on behalf of the Borrower. By signing below, each individual or entity becomes obligated under this Note as Borrower.

SONIC FOUNDRY, INC.

By: DocuSigned by: Kelsy Boyd

Name: Kelsy Boyd

Title: Senior Vice President

By: ______________________

Name: ______________________

Title: ______________________